COMPASS 2 AND 3 VARIABLE ACCOUNTS:

CAPITAL APPRECIATION VARIABLE ACCOUNT       GLOBAL GOVERNMENTS VARIABLE ACCOUNT
GOVERNMENT SECURITIES VARIABLE ACCOUNT      HIGH YIELD VARIABLE ACCOUNT
TOTAL RETURN VARIABLE ACCOUNT               MONEY MARKET VARIABLE ACCOUNT

              Supplement to the Statement of Additional Information


Effective immediately, the following is added after the last paragraph under the caption "Annuity Provisions" in the Statement of Additional Information of the above-referenced Accounts:

The value of each Account's assets is determined each day during which the New York Stock Exchange (the "Exchange") is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except in an emergency and for the following holidays (or the days on which they are observed): New Year's Day; Martin Luther King Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day, and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange (generally, 4 p.m., Eastern time) (the "valuation time"). In accordance with regulations for regulated investment companies and except for the Money Market Variable Account, changes in portfolio holdings and number of shares outstanding are generally reflected in a Variable Account's net asset value the next business day after such change.

Money Market Variable Account

Money market instruments are valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument can be different from the market value of an instrument.

Other Variable Accounts

Open-end investment companies are generally valued at their net asset value per share. The underlying investments of open-end investment companies managed by the adviser are valued as described below.

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded.

Debt instruments (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by an independent pricing service. Values of debt instruments obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Short-term instruments with a maturity at issuance of 397 days or less are generally valued at amortized cost, which approximates market value.

Exchange-traded options are generally valued at the last sale or official closing price as reported by an independent pricing service on the exchange on which they are primarily traded. For exchange-traded options in which there were no sales reported that day, exchange-traded options are generally valued at the last daily bid quotation as reported by an independent pricing service on the exchange on which they are primarily traded. Options not traded on an exchange are generally valued at a broker-dealer bid quotation. Foreign currency options are generally valued using an external pricing model that uses market data from an independent source.
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Futures contracts are generally valued at last posted settlement price as reported by an independent pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as reported by an independent pricing service on the market on which they are primarily traded.

Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods.

Swaps are generally valued at a broker-dealer bid quotation.

Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation.

The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

 Effective immediately, the Section entitled "Disclosure of Portfolio Holdings" in the Statement of Additional Information of the above-referenced accounts is replaced in its entirety by the following:

The Accounts have established a policy governing the disclosure of a Account's portfolio holdings which is designed to protect the confidentiality of the Accounts' non-public portfolio holdings and prevent inappropriate selective disclosure of such holdings. The Accounts' Board of Managers has approved this policy and will be asked to approve any material amendments to this policy. Exceptions to this policy may be authorized by MFS' general counsel or a senior member of the MFS legal department acting under the supervision of MFS' general counsel (an "Authorized Person").

Neither MFS nor the Account will receive any compensation or other consideration in connection with its disclosure of Account portfolio holdings.

Public Disclosure of Portfolio Holdings. In addition to the public disclosure of a Account's portfolio holdings through required SEC quarterly filings, a Account may make its portfolio holdings publicly available on the MFS website in such scope and form and with such frequency as MFS may reasonably determine.

The following information is generally available to you on the MFS website (mfs.com):



Information                              Approximate Date of Posting to Web Site
-----------                              ---------------------------------------
Account's full securities holdings as           29 days after month end
     of each month's end

Note that the Account or MFS may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the above information will remain available on the Web site until at least the date on which the Account files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

Not all registered investment companies that are advised by MFS publicly disclose portfolio holdings in the form or on the schedule described above and registered investment companies that are sub-advised by MFS or its affiliates may be subject to different portfolio holdings disclosure policies that may permit public disclosure of portfolio holdings information in different forms and at different times. In addition, separate account and unregistered product clients of MFS or its affiliates have access to their portfolio holdings, and prospective clients have access to representative portfolio holdings. These clients and prospective clients are not subject to the Accounts' portfolio holdings disclosure policies. Some of these registered investment companies, sub-advised funds, separate accounts, and unregistered products, all advised or sub-advised by MFS or its affiliates, have substantially similar or identical investment objectives and strategies to certain Accounts. They therefore have potentially substantially similar, and in certain cases nearly identical, portfolio holdings as those Accounts.



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A Account's portfolio holdings are considered to be publicly disclosed: (a) upon the disclosure of the portfolio holdings in a publicly available, routine filing with the SEC that is required to include the information, (b) the day after the Account makes such information available on its Web site (assuming that it discloses in its prospectus that such information is available on its Web site), or (c) at such additional times and on such additional basis as determined by the SEC or its staff.

Disclosure of Non-Public Portfolio Holdings. A Account may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available. Disclosure of non-public portfolio holdings to third parties may only be made if an Authorized Person determines that such disclosure is not impermissible under applicable law or regulation. In addition, the third party receiving the non-public portfolio holdings may, at the discretion of an Authorized Person, be required to agree in writing to keep the information confidential and/or agree not to trade directly or indirectly based on the information. Such agreements may not be required in circumstances such as where portfolio securities are disclosed to brokers to obtain bids/prices or in interviews with the media. MFS will seek to monitor a recipient's use of non-public portfolio holdings provided under these agreements and, when appropriate, use its best efforts to enforce the terms of these agreements. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to MFS or its affiliates.

In addition, to the extent that an Authorized Person determines that there is a potential conflict with respect to the disclosure of information that is not publicly available between the interests of an Account's shareholders, on the one hand, and MFS, MFD or an affiliated person of MFS, MFD, or the Account, on the other, the Authorized Person must inform MFS' conflicts officer of such potential conflict, and MFS' conflicts officer shall determine whether, in light of the potential conflict, disclosure is reasonable under the circumstances, and shall report such potential conflict of interest determinations to the Account's Independent Chief Compliance Officer and the Board of Managers of the Account. MFS also reports to the Board of Managers of the Account regarding the disclosure of information regarding the Account that is not publicly available.

Subject to compliance with the standards set forth in the previous two paragraphs, non-public portfolio holdings may be disclosed in the following circumstances:

     o Employees of MFS or MFD (collectively "Account representatives ") disclose non-public portfolio holdings in connection with the day-to-day operations and management of the Account. Full portfolio holdings are disclosed to an Account's custodians, independent registered accounting firm, financial printers, regulatory authorities, and stock exchanges and other listing organizations. Portfolio holdings are disclosed to an Account's pricing service vendors and broker/dealers when requesting bids for, or price quotations on, securities, and to other persons (including independent contractors) who provide systems or software support in connection with Account operations, including accounting, compliance support, and pricing. Portfolio holdings may also be disclosed to persons assisting an Account in the voting of proxies or in connection with litigation relating to Account portfolio holdings. In connection with managing the Account, MFS may use analytical systems provided by third parties who may have access to Account portfolio holdings.

     o Non-public portfolio holdings may be disclosed in connection with in-kind purchases and redemptions of Account shares and in other circumstances not described above subject to compliance with the applicable disclosure standards.

In addition, subject to such disclosure not being impermissible under applicable law or regulation, Account Representatives may disclose Account portfolio holdings and related information, which may be based on non-public portfolio holdings, under the following circumstances (among others):

     o Account Representatives may provide oral or written information ("portfolio commentary") about an Account, including, but not limited to, how the Account's investments are divided among various sectors, industries, countries, value and growth stocks, small, mid, and large-cap stocks, among stocks, bonds, currencies and cash, types of bonds, bond maturities, bond coupons, and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors
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          contributed to Account performance.  Account  Representatives may also express their views orally or in writing on one or more of an Account's portfolio holdings or may state that an Account has recently purchased or sold one or more holdings.

     o Account Representatives may also provide oral or written information ("statistical information") about various financial characteristics of an Account or its underlying portfolio securities including, but not limited to, alpha, beta, coefficient of determination, duration, maturity, information ratio, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics.

The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Account, persons considering investing in the Account, or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and the content and nature of the information provided to each of these persons may differ.

Ongoing Arrangements To Make Non-Public Portfolio Holdings Available. With authorization from an Authorized Person, Account Representatives may disclose non-public Account portfolio holdings to the recipients identified on Appendix H of this SAI, or permit the recipients identified on Appendix H of this SAI to have access to non-public Account portfolio holdings, on an on-going basis.

This list of recipients on Appendix H is current as of April 25, 2005, and any additions, modifications, or deletions to this list that have occurred since April 25, 2005, are not reflected. The portfolio holdings of the Account which are provided to these recipients, or to which these recipients have access, may be the Account's current portfolio holdings. As a condition to receiving or being provided access to non-public Account portfolio holdings, the recipients listed in Appendix H must agree, or have a duty, to maintain this information in confidence.


                  The date of this supplement is April 1, 2006.